                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A
                               (AMENDMENT NO. 1)

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: February 10, 1997
                      (Date of earliest event reported)

                          COCA-COLA ENTERPRISES INC.
            (Exact name of Registrant as specified in its charter)


   DELAWARE                  1-09300                58-0503352
  (State of            (Commission File No.)      (IRS Employer
Incorporation)                                  Identification No.)


               2500 WINDY RIDGE PARKWAY, ATLANTA, GEORGIA 30339
         (Address of principal executive offices, including zip code)

                                (770) 989-3000
             (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial Statements of Business Acquired:

             Amalgamated Beverages Great Britain Limited Annual Report and
               Accounts - for the 52 weeks ended December 28, 1996, December 30, 1995 and December 31, 1994:

                   Report of the Independent Chartered Accountants and
                         Registered Auditors
                   Group Profit and Loss Account
                   Group Statement of Total Recognised Gains and Losses and
                         Reconciliation of Movements in Shareholders' Funds
                   Group Balance Sheet
                   Group Cash Flow Statement
                   Notes on the Accounts

        (b)  Pro Forma Financial Information:

             Coca-Cola Enterprises Inc. Pro Forma Combined Condensed Financial
               Information - for the year ended December 31, 1996 (unaudited):

                   Introductory Information
                   Pro Forma Combined Condensed Statement of Income for the
                         Year Ended December 31, 1996
                   Pro Forma Combined Condensed Statements of Operations for the
                         Quarters Ended March 29, 1996, June 28, 1996,
                         September 27, 1996, and December 31, 1996
                   Pro Forma Combined Condensed Balance Sheet as of December 31,
                         1996
                   Notes to Unaudited Pro Forma Combined Condensed Financial
                         Information

        (c)  Exhibits:

             EXHIBIT NO. 23.1  Consent of Arthur Andersen.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COCA-COLA ENTERPRISES INC.
                                              (Registrant)


                                        By:  /s/ Lowry F. Kline
                                            -------------------------
                                        Name:  Lowry F. Kline
                                        Title: Senior Vice President and
                                               General Counsel

Date: March 5, 1997